Exhibit 99.1

Sandler O'Neill West Coast Financial Services Conference March 5, 2019 NASDAQ: CBTX

2 NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible equity and tangible book value per share. The non-GAAP financial measures that CBTX, Inc.(the “Company”) discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP.A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation. FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, and other matters beyond our control; the geographic concentration of our markets in Beaumont and Houston, Texas; our ability to prudently manage our growth and execute our strategy; risks associated with our acquisition and de novo branching strategy; changes in management personnel; the amount of nonperforming and classified assets that we hold; time and effort necessary to resolve nonperforming assets; deterioration of our asset quality; interest rate risk associated with our business; business and economic conditions generally and in the financial services industry, nationally and within our primary markets; volatility and direction of oil prices and the strength of the energy industry, generally and within Texas; the composition of our loan portfolio, including the identity of our borrowers and the concentration of loans in specialized industries; changes in the value of collateral securing our loans; our ability to maintain important deposit customer relationships and our reputation; our ability to maintain effective internal control over financial reporting; operational risks associated with our business; increased competition in the financial services industry, particularly from regional and national institutions; volatility and direction of market interest rates; liquidity risks associated with our business; systems failures or interruptions involving our information technology and telecommunications systems or third-party servicers; interruptions or breaches in the Company’s information system security; the failure of certain third party vendors to perform; environmental liability associated with our lending activities; the institution and outcome of litigation and other legal proceedings against us or to which we may become subject; changes in the laws, rules, regulations, interpretations or policies relating to financial institution, accounting, tax, trade, monetary and fiscal matters; and further government intervention in the U.S. financial system. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2019 and any updates to those risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict which will arise. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. SAFE HARBOR STATEMENT

Company Overview



BUSINESS BANKING \ BETTER BANKING
Southeast Texas
Houston
Gulf of Mexico

(1) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans.
(2) See Appendix for reconciliation of non-GAAP financial measures.
(3) Noninterest expense is calculated by divided by the sum of net interest income and noninterest income.

Overview

- Founded in 2007
- Primarily a business bank, ~84% commercial loans[1] as of December 31, 2018
- Seasoned executive management team
- History of organic growth, mergers of equals, and acquisitions
- Diverse and attractive loan portfolio
- Low-cost core funding with ~43% noninterest-bearing deposits and a cost of deposits of 0.40% as of December 31, 2018
- Strong insider ownership of ~29% as of December 31, 2018

Financial Highlights as of 12/31/2018

Balance Sheet ($000)		
Total Assets	$	3,279,096
Total Loans		2,446,823
Total Deposits		2,766,282
Tangible Equity [2]		400,900
Profitability		
ROAA		1.50%
ROAE		10.18
Net Interest Margin - Tax Equivalent		4.35
Efficiency Ratio [3]		59.04
Asset Quality		
Nonperforming Assets / Assets		0.11 %
Nonperforming Loans / Assets		0.14
Allowance for Loan Losses / Loans		0.97
Net Charge-offs (Recoveries) / Average Loans		(0.03)

CBTX, INC.
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Strengths & Investment Rationale 4 ▪ Strength of management team ▪ Significant insider ownership ▪ Relationship-based business bank with a strong credit culture ▪ Key emphasis on developing core loan and deposit relationships led by bankers who support clients through tailored financial solutions ▪ Strength of operating markets ▪ Platform and team with significant scalability ▪ Track record of growth and expansion ▪ Disciplined approach to M&A allows for shareholder value to be enhanced through strategic acquisitions ▪ Attractive core deposit base – ~43% noninterest-bearing deposits – ~93% core deposits with minimal reliance on time deposits – ~ 81% of loan customers also had a deposit relationship as of December 31, 2018 – Attractive cost of deposits of 0.40% for 2018 ▪ Strong operating performance – ~$3.3 billion in assets in one of the most desirable banking markets in the country – Attractive and improving ROAA – 4% + net interest margin improving in rising rate environment – Improving efficiency ratio with scalable infrastructure ▪ Significant scarcity value – largest Texas community bank focused on Houston and Beaumont markets

5 Fourth Quarter Highlights ▪ Net income of $0.56 per diluted share for the quarter ended December 31, 2018, compared to $0.08 per diluted share, for the quarter ended December 31, 2017. ▪ Return on average assets 1.71% for the fourth quarter of 2018, compared to 0.25% for the fourth quarter of Q4 2017. ▪ Efficiency ratio improved to 58.67% for the fourth quarter of 2018, compared to 70.23% for the fourth quarter of 2017. ▪ Yield on total loans improved to 5.37% for the fourth quarter of 2018, compared to 4.88% for the fourth quarter of 2017. ▪ Net interest margin (tax equivalent) of 4.42% for the fourth quarter of 2018, compared to 4.06% for the fourth quarter of 2017. ▪ Effective tax rate 19.3% for the fourth quarter of 2018.

6 Growth & Transformation 2013 2017 58.6% 41.4% Beaumont Houston Transformation of Loan Portfolio Note: Figures as of year-end 12/31. 70.1% 29.9% 2018 Asset and Earnings Growth ($000) 73.9% 26.1% $2,451 $2,629 $2,883 $2,952 $3,081 $3,279 0.7% 0.9% 0.9% 0.9% 0.9% 1.5% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013 2014 2015 2016 2017 2018 Total Assets ROAA (%)

Attractive, Low-Cost Core Deposit Base

Stable Core Deposit Base [1]



9.3%
8.4%
8.2%
7.1%
6.6%
6.8%
51.7%
48.6%
49.4%
52.5%
50.8%
50.4%
39.0%
43.0%
42.4%
40.4%
42.6%
42.8%
2013
2014
2015
2016
2017
2018
Noninterest-Bearing Demand
Other Core Deposits
Jumbo Time Deposits

Deposit Base	As of 12/31/2018 ($000)	As of 12/31/2018 (%)
Noninterest Bearing Demand Accounts	$ 1,183,058	42.8 %
Interest Bearing Demand Accounts	387,457	14.0
Savings and Money Market Accounts	834,732	30.2
Certificates and Other Time > $100K	189,007	6.8
Certificates and Other Time < $100K	172,028	6.2
Total Deposits	$ 2,766,282	100.0
Cost of Deposits (%)	0.40 %	

(1) Figures as of year-end 12/31.
(2) Core deposits defined as total deposits less jumbo time deposits (time deposits over $100,000).

- Proven ability to generate low-cost core deposits[2] to fund loan growth
- 89% loan to deposit ratio as of December 31, 2018
- Business banking focus combined with relationship approach results in:
  - ~43% noninterest-bearing demand deposits
  - ~93% core deposits[1] with minimal reliance on time deposits
  - Attractive and stable cost of deposits of 0.40% for 2018, compared to 0.30% for 2017.
  - ~ 81% of loan customers also had a deposit relationship as of December 31, 2018
  - Core deposit mix has remained stable while increasing in size
  - Expanded treasury services team and active customer calling effort

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The Bank Built or BusinessDiversified Loan Portfolio 8 Loan Composition Over Time(1) ▪ Total Commercial loans (2) represented approximately 84% of total loans as of December 31, 2018 ▪ Core focus on lending to professionals and local small- and mid-sized businesses ▪ Key emphasis on developing core relationships ▪ History of hiring experienced teams of bankers ▪ Maintained well-diversified loan portfolio with commercial focus (1) Figures as of year end 12/31. (2) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans. 84.9% 83.9% 84.0% 84.9% 84.9% 83.7% 15.1% 16.1% 16.0% 15.1% 15.1% 16.3% 2013 2014 2015 2016 2017 2018 Total 1-4 Family Residential, Consumer, Agriculture and Other Loans Total Commercial Loans Loan Portfolio As of 12/31/2018 ($ 000) (%) Commercial and Industrial $ 519,779 21.2 % Commercial Real Estate and Multi-Family 1,016,927 41.5 Construction and development 515,533 21.0 1-4 Family Residential 282,011 11.5 Consumer, Agriculture and Other 118,879 4.8 Gross Loans $ 2,453,129 100.0 % Less Deferred Fees and Unearned Discount 6,306 Less Loans Held for Sale - Total Loans 2,446,823 Yield on Loans (%) 5.2%

The Bank Built or BusinessCore Focus on Commercial Loans 9 Commercial Loans Outstanding by Type ($2.052B) (1) (2) (1) Figures as of year end 12/31/2018. (2) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans. Construction & Development ($515M) Commercial Real Estate ($1.017B) Commercial & Industrial ($520M) ▪ Industrial Construction/Equipment Rental ‒ Provide operating lines of credit, fixed asset financing and real estate loans to numerous industrial companies involved in the construction, modification, support and maintenance of petrochemical plants ▪ Professional ‒ Provide operating lines of credit, fixed asset financing and real estate loans to law firms, medical practices and professional service firms ▪ Multifamily ‒ Multifamily CRE and multifamily construction portfolios are predominantly Texas based community development projects promoting affordable housing ▪ Non-Owner Occupied CRE ‒ Predominantly local investor projects (i.e., industrial, office and retail buildings) with investors/developers who have long term CBTX relationships ▪ Owner Occupied CRE ‒ Term financing of real estate facilities for businesses and clients Industrial Construction 2.7% Manufacturing 2.9% Equipment Rental 4.7% Professional / Medical 2.8% Other Commercial & Industrial 12.2% Construction 1-4 Family 3.2% Land & Land Development 7.8% Other Construction 5.7% Multifamily Construction 8.4% Non Owner Occupied CRE 21.9% Owner Occupied CRE 16.9% Multifamily 10.8%

The Bank Built or BusinessConstruction & Development Loans 10 (1) Total Capital of CommunityBank of Texas, N.A., the wholly-owned subsidiary of the Company. Construction and Development Loan Components As of December 31, 2018 ($ 000) (% Capital) (1) Construction Community Development Multifamily $ 154 39.8% Construction 1-4 Single Family - Primary 23 5.9% Construction 1-4 Single Family - Commercial 42 10.9% Land - Consumer Lots 16 4.1% Land - Commercial Purpose 128 33.1% Land Development 17 4.4% Commercial Construction 135 34.9% Total Construction and Development Loans $ 515 133.1%

The Bank Built or BusinessStrong Credit Culture 11 ▪ Chief Credit Officer with 40 years of experience ‒ Seasoned Regional Credit Officers located in Houston and Beaumont ▪ Centralized underwriting, tiered approval requirements based on aggregate relationship size: ‒ Officer credit authority, credit executive committee, and directors’ loan committee ‒ Directors’ loan committee meets weekly in each market ▪ Receive personal guarantees from principals on the majority of commercial credits NPLs / Loans (1)(2) Net Charge-Offs / Average Loans (1)(2) (1) Figures as of year-end 12/31. (2) USA and TX figures based on SNL Financial aggregates for commercial banks. 0.7% 0.5% 0.4% 0.5% 0.5% 0.5% 0.2% 0.1% 0.2% 0.3% 0.2% 0.2% 0.3% 0.2% 0.3% 0.2% 0.0% 0.0%2013 2014 2015 2016 2017 2018 USA TX CBTX2.7% 2.1% 1.7% 1.6% 1.3% 0.7% 1.8% 1.5% 1.5% 1.5% 0.9% 0.5% 0.7% 1.2% 0.7% 0.3% 0.3% 0.1% 2013 2014 2015 2016 2017 2018 USA TX CBTX

The Bank Built or BusinessRevenue Growth & Efficiency 12 ▪ Increasing net interest margin ▪ Asset sensitive, with 55% variable rate loans as of December 31, 2018 ▪ Increasing revenue and improving efficiency ratio (1) Historical Revenue and NIM (1) Improving Efficiency (1)(2) ($ in thousands) ▪ Efficiency efforts: – Lender efficiency project – increasing average loan portfolio per lender since 2012 – Branch rationalization effort – successful and ongoing – Investments in people, technology and systems – Infrastructure capable of supporting a much larger bank – Resulting scalability should allow for growth without significant expenses (1) Figures as of year-end 12/31. (2) Efficiency ratio is calculated by dividing noninterest expense divided by the sum of net interest income and noninterest income. 86.3% 87.1% 86.7% 86.6% 88.4% 89.7% 13.7% 12.9% 13.3% 13.4% 11.6% 10.3% 4.0% 3.9% 3.9% 4.0% 4.1% 4.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2013 2014 2015 2016 2017 2018 Net Interest Income Fee Income NIM 66.2% 64.2% 62.9% 62.7% 64.2% 59.0% 2.83% 2.61% 2.49% 2.55% 2.63% 2.60% 2.30% 2.40% 2.50% 2.60% 2.70% 2.80% 2.90% 56% 58% 60% 62% 64% 66% 68% 2013 2014 2015 2016 2017 2018 Efficiency Ratio NIE / Avg. Assets

13 Growth Strategy ▪ Organic Growth: ‒ Continue hiring experienced bankers ‒ New Southeast Houston branch Q4 2018 ‒ Dallas LPO/DPO Q4 2018 converted to branch Q1 2019 ‒ Areas of additional expansion within certain lending verticals: ▪ Commercial and industrial ▪ SBA lending ▪ Talent recruitment and retention efforts benefit from being public ‒ Dedicated focus on gathering core deposits: ▪ ~81% of loan customers have a deposit relationship with us ▪ Sophisticated treasury management capabilities ▪ Strategic Acquisitions: ‒ Five whole-bank acquisitions completed – Proven ability to source, acquire, and successfully integrate strategic acquisitions, while remaining disciplined ‒ Additive to overall franchise – Talented bankers, sound credit culture, complementary branch footprint ‒ Experienced acquirer that consistently pursues acquisition opportunities ‒ Additional capital and publicly traded shares may increase M&A potential

14 Our Brand Promise Our Vision Here to Serve. Our Positioning To experienced business owners, CommunityBank of Texas, N.A. is the financial partner that delivers a better banking experience. Our Personality Resourceful, Trustworthy, Friendly Responsive, Strong

Appendix

Non-GAAP Reconciliation

Tangible Book Value Per Share ($000)	As of December 31,					
	2018	2017	2016	2015	2014	2013
Total Shareholders' Equity	$ 487,625	$ 446,214	$ 357,637	$ 344,313	$ 329,252	$ 311,139
Adjustments:						
Goodwill	80,950	80,950	80,950	80,950	59,049	59,049
Other Intangibles	5,775	6,770	7,791	8,879	8,903	10,225
Tangible Equity	$ 400,900	$ 358,494	$ 268,896	$ 254,484	$ 261,300	$ 241,865
Common Shares Outstanding (1) (2)	24,907	24,833	22,062	22,303	22,534	22,544
Book Value Per Share	**$ 19.6**	**$ 18.0**	**$ 16.2**	**$ 15.4**	**$ 14.6**	**$ 13.8**
Tangible Book Value Per Share	**$ 16.1**	**$ 14.4**	**$ 12.2**	**$ 11.4**	**$ 11.6**	**$ 10.7**

Our management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate performance. We have included in this presentation information related these non-GAAP financial measures for the applicable periods presented. The tables above reconcile, as of the dates shown, total shareholders' equity to tangible equity and presents book value per share and tangible book value per share. The Company calculates tangible equity as total shareholders' equity, less goodwill and other intangible assets, net of accumulated amortization and tangible book value per share as tangible equity divided by shares of common stock outstanding at the end of the relevant period. The most directly comparable GAAP financial measure for tangible book value per share is book value per share. The Company believes that tangible book value per share measure is important to many investors in the marketplace who are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill and other intangible assets have the effect of increasing total book value while not increasing our tangible book value.

(1) Excludes the dilutive effect, if any, of 232,232, 260,322, 248,314, 647,074, 575,326 and 593,812 shares of common stock issuable upon exercise of outstanding stock options as of December 31, 2018, 2017, 2016, 2015, 2014 and 2013, respectively.

(2) Excludes the dilutive effect, if any, of 205,773 and 212,580 shares of unvested restricted stock as of December, 31, 2018 and 2017, respectively.

CBTX, INC.

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